UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2014 (March 5, 2014)

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

222 Berkeley Street Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 6, 2014, Houghton Mifflin Harcourt Company (the “Company”) issued a press release reporting its financial results for the fourth quarter and full year ended December 31, 2013 and other information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section. Furthermore, the information in this Item 2.02 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01	Other Events.

On March 5, 2014, as required under the terms of the Company’s investor rights agreement, dated June 22, 2012 (the “Investor Rights Agreement”), the Company mailed a notice to each of its stockholders that is party to the Investor Rights Agreement (collectively, the “IRA Stockholders”) stating that the Company intends to file a shelf registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) to cover the resale of shares of the Company’s common stock that are held by the IRA Stockholders on a delayed or continuous basis.

Under the terms of the Investor Rights Agreement, each of the IRA Stockholders has the right to include all or a portion of its common stock in the shelf registration statement by notifying the Company in writing by March 26, 2014. As required under the terms of the Investor Rights Agreement, the Company intends to file the shelf registration statement with the SEC on or about March 28, 2014 and will include the shares of common stock of the IRA Stockholders that request the Company include their shares in the shelf registration statement and comply with the terms set forth in the notice and the Investor Rights Agreement. In connection with the Company’s initial public offering, each of the IRA Stockholders agreed that, until May 13, 2014, subject to certain extensions and with specified exceptions, it will not, without the prior written consent of Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, dispose of or hedge any shares of the Company’s common stock or any securities convertible into or exchangeable for the Company’s common stock.

A copy of the notice mailed by the Company to the IRA Stockholders on March 5, 2014 is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Houghton Mifflin Harcourt Company on March 6, 2014

99.2	Houghton Mifflin Harcourt Company Shelf Registration Notice to Investor Rights Agreement Stockholders dated March 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ Michael Dolan
Name:	Michael Dolan
Title:	Senior Vice President and Corporate Controller

Dated: March 6, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Houghton Mifflin Harcourt Company on March 6, 2014

99.2	Houghton Mifflin Harcourt Company Shelf Registration Notice to Investor Rights Agreement Stockholders dated March 5, 2014

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